UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2005

Citibank Omni-S Master Trust

(Exact name of registrant as specified in its charter)

New York	000-24776	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Citi Omni-S Finance LLC 701 East 60th St., North P.O. Box 6034, MC1251, Room A Sioux Falls, South Dakota	57117
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code  (605) 331-2671

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01.                                    Other Events.

On October 20, 2005, Citi Omni-S Finance LLC, the seller and depositor with respect to the Citibank Omni-S Master Trust, completed its cash tender offer for any and all of the outstanding master trust certificates issued by Citibank Omni-S Master Trust as described in an Offer to Purchase statement dated October 11, 2005.  A press release relating to the completion of the offer is attached hereto as an exhibit.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

The following is filed as an Exhibit to this Report under Exhibit 99.1:

99.1                           Press Release dated, October 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citibank Omni-S Master Trust
(Registrant)

By:		Citi Omni-S Finance LLC
(as Seller)

By:	/s/ Douglas C. Morrison
	Name:	Douglas C. Morrison
	Title:	President

Dated:  October 21, 2005

Exhibits

Exhibit	Description

99.1	Press Release dated, October 21, 2005.